Exhibit 32.2
SECTION 1350 CERTIFICATION
OF PRINCIPAL FINANCIAL OFFICER
In connection with the report on Form 10-Q for the period ending March 31, 2011 (the “Report”), I, Martin Schneider, Vice President and Principal Financial Officer of Superfund Capital Management, Inc., the general partner of Superfund Green, L.P. (the “Fund”), certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:
(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.

Date: May 16, 2011	By:	/s/ Martin Schneider
Martin Schneider
Vice President and Principal Financial Officer

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